Exhibit 10.6

EXECUTION VERSION

TRANCHE 1 INCREMENTAL FACILITY AGREEMENT dated as of January 16, 2015 (this “Agreement”), among PSAV INTERMEDIATE CORP., a Delaware corporation (“Holdings”), AVSC HOLDING CORP., a Delaware corporation (the “Borrower”), the SUBSIDIARIES of the Borrower party hereto, as guarantors, the TRANCHE 1 INCREMENTAL TERM LENDERS party hereto and BARCLAYS BANK PLC, as Administrative Agent (the “Administrative Agent”).

Reference is made to the First Lien Credit Agreement dated as of January 24, 2014 (the “Credit Agreement”), among Holdings, the Borrower, the subsidiaries of the Borrower party thereto, as guarantors, the lenders party thereto (the “Existing Lenders”) and the Administrative Agent.

The Borrower, pursuant to Section 2.21(a) of the Credit Agreement, desires to obtain Incremental Term Loans hereunder in an aggregate principal amount of $35,000,000 (such Incremental Term Loans being referred to as the “Tranche 1 Incremental Term Loans”) from the persons set forth on Schedule A hereto (the “Tranche 1 Incremental Term Lenders” and, together with the Existing Lenders, the “Lenders”; the commitment of each Tranche 1 Incremental Term Lender to provide its applicable portion of the Tranche 1 Incremental Term Loans being called a “Tranche 1 Incremental Term Commitment”) on the Tranche 1 Incremental Effective Date (as defined below), subject to the terms and conditions set forth herein.

Each Tranche 1 Incremental Term Lender is willing to make a Tranche 1 Incremental Term Loan in the principal amount set forth opposite its name on Schedule A hereto on the terms and subject to the conditions set forth herein.

Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement (after giving effect to this Agreement).

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Tranche 1 Incremental Term Commitments. (a) Subject to the terms and conditions hereof, each Tranche 1 Incremental Term Lender agrees, severally and not jointly with the other Tranche 1 Incremental Term Lenders, to make a Tranche 1 Incremental Term Loan to the Borrower on the Tranche 1 Incremental Effective Date in a single drawing in a principal amount not to exceed the amount set forth opposite its name on Schedule A hereto. Amounts repaid in respect of the Tranche 1 Incremental Term Loans made hereunder may not be reborrowed.

(b) The terms of the Tranche 1 Incremental Term Loans shall be, except as set forth herein, identical to those of the Initial Term Loans outstanding immediately prior to the effectiveness of this Agreement. Without limiting the foregoing:

(i) the Tranche 1 Incremental Term Loans shall be deemed to be “Incremental Term Loans” (and “Term Loans” and “Loans”);

(ii) the Tranche 1 Incremental Term Loans shall constitute a separate “Class” of Loans for all purposes of the Credit Agreement and the other Loan Documents;

(iii) the Tranche 1 Incremental Term Loans and the existing Initial Term Loans shall participate on a pro rata basis as if such Loans comprised a single Class in any payment or prepayment of Term Loans under the Credit Agreement; and

(iv) for the avoidance of doubt, the Tranche 1 Incremental Term Loans and the existing Initial Term Loans shall treated as a single Class for purposes of Section 9.02 of the Credit Agreement and for all determinations of the “Required Lenders” under the Credit Agreement and the other Loan Documents.

(c) The funding of the Tranche 1 Incremental Term Loans on the Tranche 1 Incremental Effective Date shall be made in the manner contemplated by Section 2.06 of the Credit Agreement. Unless previously terminated, the Tranche 1 Incremental Term Commitments established pursuant to this Agreement shall automatically terminate on the earlier of (i) the making of the Tranche 1 Incremental Term Loans on the Tranche 1 Incremental Effective Date and (ii) 5:00 p.m., New York City time, on January 16, 2015.

(d) Notwithstanding anything to the contrary in Section 5.11 of the Credit Agreement, the proceeds of the Tranche 1 Incremental Term Loans shall be used on the Tranche 1 Incremental Effective Date solely (i) to finance the acquisition by the Borrower of all the issued and outstanding Equity Interests of American Audio Visual Center, Inc., an Arizona corporation (the “Acquired Company”), from the stockholders of the Acquired Company, pursuant to the Stock Purchase Agreement dated as of December 19, 2014, between Audio Visual Services Group, Inc., the Acquired Company, the stockholders of the Acquired Company and James Carlson and to pay fees and expenses in connection therewith, (ii) to repay Revolving Loans incurred for such purpose or (iii) for general corporate purposes or any other purpose not prohibited by the Credit Agreement.

(e) Upon the making of its Tranche 1 Incremental Term Loans hereunder, each Tranche 1 Incremental Term Lender shall be entitled to all the rights of, and benefits accruing to, Term Lenders (or to Lenders) under the Credit Agreement and the other Loan Documents, and shall be bound by all agreements, acknowledgements and other obligations of the Initial Term Lenders (or Term Lenders or Lenders) under the Credit Agreement and the other Loan Documents.

SECTION 2. Amendments to the Credit Agreement. The Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended as follows:

(i) The following definitions are hereby added in the appropriate alphabetical order:

“Tranche 1 Incremental Effective Date” has the meaning assigned to such term in the Tranche 1 Incremental Facility Agreement.

“Tranche 1 Incremental Facility Agreement” means the Incremental Facility Agreement dated as of January 16, 2015, among Holdings, the Borrower, the Subsidiary Guarantors party thereto, the Tranche 1 Incremental Term Lenders party thereto and the Administrative Agent.

“Tranche 1 Incremental Term Lender” has the meaning assigned to such term in the Tranche 1 Incremental Facility Agreement.

“Tranche 1 Incremental Term Loan Maturity Date” means the date that is seven years after the Closing Date.

“Tranche 1 Incremental Term Loans” has the meaning assigned to such term in the Tranche 1 Incremental Facility Agreement.

(ii) The definition of “Adjusted Eurocurrency Rate” in Section 1.01 of the Credit Agreement is hereby amended to replace the words “in the case of Initial Term Loans only” in clause (a)(ii) thereof with “in the case of Initial Term Loans and Tranche 1 Incremental Term Loans only”.

(iii) The definition of “Alternate Base Rate” in Section 1.01 of the Credit Agreement is hereby amended (A) to replace the words “with respect to the Initial Term Loans only” in clause (b) thereof with “with respect to the Initial Term Loans and Tranche 1 Incremental Term Loans only” and (B) to replace the words “in the case of Initial Term Loans only” in clause (d) thereof with “in the case of Initial Term Loans and Tranche 1 Incremental Term Loans only”.

(iv) The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended to replace the words “any Initial Term Loan” in clause (a) thereof with “any Initial Term Loan or Tranche 1 Incremental Term Loan”.

(v) The definition of “Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended by deleting “and” before clause (e) thereof, replacing the period at the end of clause (e) thereof with the word “and”, and inserting the following as a new clause (f):

“(f) with respect to the Tranche 1 Incremental Term Loans, the Tranche 1 Incremental Term Loan Maturity Date.”

(vi) The definition of “Term Loan Installment Date” in Section 1.01 of the Credit Agreement is hereby amended by replacing the words “as set forth in Section 2.09(i)(A) with respect to the Initial Term Loans” with “as set forth in Section 2.09(a)(i)(A) with respect to the Initial Term Loans or in Section 2.09(a)(ii)(A) with respect to the Tranche 1 Incremental Term Loans, as applicable, or”, and by inserting the word “other” immediately before “Additional Term Loans”.

(b) Section 2.09(a) of the Credit Agreement is hereby amended by redesignating Section 2.09(a)(ii) as Section 2.09(a)(iii), redesignating Section 2.09(a)(iii) as Section 2.09(a)(iv), and inserting the following as a new paragraph (a)(ii):

“(ii) The Borrower hereby unconditionally promises to repay the outstanding principal amount of the Tranche 1 Incremental Term Loans to the Administrative Agent for the account of each Tranche 1 Incremental Term Lender, commencing on the last day of the first full Fiscal Quarter ending after the Tranche 1 Incremental Effective Date, (A) on the last day of each

March, June, September and December prior to the Tranche 1 Incremental Term Loan Maturity Date, in each case in an amount equal to 0.25% of the original principal amount of the Tranche 1 Incremental Term Loans (as such payments may be reduced from time to time as a result of the application of prepayments in accordance with Section 2.10 and repurchases in accordance with Section 9.05(g) or increased as a result of any increase in the amount of the Tranche 1 Incremental Term Loans pursuant to Section 2.21(a)), and (B) on the Tranche 1 Incremental Term Loan Maturity Date, the remainder of the principal amount of the Tranche 1 Incremental Term Loans outstanding on such date, together in each case with accrued and unpaid interest on the principal amount to be repaid but excluding the date of such payment.”

(c) Section 2.10(a)(i) of the Credit Agreement is hereby amended to read in its entirety as follows:

“Upon prior notice in accordance with paragraph (a)(iii) of this Section, the Borrower shall have the right at any time and from time to time to prepay any Term Loan Borrowing of any Class in whole or in part without premium or penalty (but subject to (A) in the case of Initial Term Loan Borrowings only, Section 2.10(c) and (B) Section 2.15); provided that any prepayment of Initial Term Loans or Tranche 1 Incremental Term Loans pursuant to this Section 2.10(a) may only be made if there is a pro rata prepayment of Tranche 1 Incremental Term Loans or Initial Term Loans, as applicable, pursuant to this Section 2.10(a) (and any prepayment notice delivered by the Borrower pursuant to paragraph (a)(iii) of this Section shall be in accordance with this proviso). Each such prepayment shall be paid to the Term Lenders of the applicable Class in accordance with their respective Applicable Percentages of the applicable Class.”

(d) Section 2.10(b)(vi) of the Credit Agreement is hereby amended to replace the parenthetical set forth in the first sentence thereof with the following:

“(provided that any prepayment of Term Loans with the Net Proceeds of any Refinancing Indebtedness, Incremental Term Facility or Replacement Term Loans shall be applied to the applicable Class of Term Loans being refinanced or replaced, except that any prepayment of Initial Term Loans or Tranche 1 Incremental Term Loans pursuant to Section 2.10(b) with the Net Proceeds of any Refinancing Indebtedness, Incremental Term Facility or Replacement Term Loans shall be allocated between such Classes of Term Loans on a pro rata basis)”

(e) Section 2.21(a)(iv) of the Credit Agreement is hereby amended to read in its entirety as follows:

“the interest rate applicable to any Incremental Facility or Incremental Loans will be determined by the Borrower and the lenders providing such Incremental Facility or Incremental Loans; provided that, in the case of Incremental Loans or Incremental Facilities that are pari passu in right of payment and with respect to security with the Loans and Commitments hereunder, such interest rate will not be more than (A) 0.50% higher than the corresponding interest rate applicable to the Initial Term Facility or Initial Revolving Facility, as the case may be, unless the interest rate margin with respect to the Initial Term Facility or Initial Revolving Facility, as the case may be, is adjusted to be equal to the interest rate with respect to the relevant Incremental Loans or Incremental Facility, minus, 0.50% or (B) 0.50% higher than the corresponding interest rate applicable to the Tranche 1 Incremental Term Loans unless the interest rate margin with respect to the Tranche 1 Incremental Term Loans is adjusted to be equal to the interest rate with respect to the relevant Incremental Loans or Incremental Facility, minus, 0.50%; provided, further, that in determining the applicable interest rate: (w) original issue discount or upfront fees paid by the Borrower in connection with the Initial Term Facility, Initial Revolving Facility or Tranche 1 Incremental Term Loans, as the case may be, or such Incremental Facility or Incremental Loans (based on a four-year average life to maturity or lesser remaining life to maturity), shall be included, (x) any amendments to the Applicable Rate applicable to the Initial Term Facility, the Initial Revolving Facility or the Tranche 1 Incremental Term Loans, as the case may be, that became effective subsequent to the Closing Date (or, in the case of the Tranche 1 Incremental Term Loans, subsequent to the Tranche 1 Incremental Effective Date) but prior to the time of the addition of such Incremental Facility or Incremental Loans shall be included, (y) arrangement, commitment, structuring and underwriting fees and any amendment fees paid or payable to the Arrangers (or their Affiliates) in their respective capacities as such in connection with the Initial Term Facility or the Initial Revolving Facility, as the case may be, or to one or more arrangers (or their Affiliates) in their capacities as such applicable to such Incremental Facility or Incremental Loans shall be excluded and (z) in the case of an Incremental Term Facility, if such Incremental Term Facility or Incremental Term Loans thereunder include any interest rate floor greater than that applicable to the Initial Term Facility or the Tranche 1 Incremental Term Loans, as the case may be, and such floor is applicable to the Initial Term Facility or the Tranche 1 Incremental Term Loans, as the case may be, on the date of determination, such excess amount shall be equated to interest margin for determining the increase,”

(f) Section 2.22(a) of the Credit Agreement is hereby amended to insert at the end thereof: “In the case of any Extension Offer made with respect to the Initial Term Loans or the Tranche 1 Incremental Term Loans, a corresponding Extension Offer shall be made with respect to the Tranche 1 Incremental Term Loans or the Initial Term Loans, as the case may be.”

SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, each of Holdings (solely to the extent applicable to it), the Borrower and the other Loan Parties, on behalf of themselves and their respective Subsidiaries, represents and warrants to the Administrative Agent and the Tranche 1 Incremental Term Lenders that, as of the Tranche 1 Incremental Effective Date and after giving effect to this Agreement and the transactions contemplated hereby (including the incurrence by the Borrower of the Tranche 1 Incremental Term Loans):

(a) The execution, delivery and performance of this Agreement are within such Loan Party’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational action of such Loan Party. This Agreement has been duly executed and delivered by such Loan Party, and this Agreement and the Credit Agreement, as amended by this Agreement, each constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity and principles of good faith and dealing.

(b) The representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects in each case on and as of the Tranche 1 Incremental Effective Date, except in the case of any such representation and warranty that expressly relates to an earlier date, in which case such representation and warranty shall be so true and correct in all material respects on and as of such earlier date.

(c) The Tranche 1 Incremental Term Loans are permitted to be incurred under Section 2.21(a) of the Credit Agreement. At the time of and immediately after giving effect to the incurrence of the Tranche 1 Incremental Term Loans contemplated hereby, no Default or Event of Default has occurred and is continuing.

SECTION 4. Effectiveness. The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent (the first date of the satisfaction thereof is referred to as the “Tranche 1 Incremental Effective Date”):

(a) The Administrative Agent (or its counsel) shall have received from Holdings, the Borrower, each other Loan Party, each Tranche 1 Incremental Term Lender and the Administrative Agent either (i) a counterpart of this Agreement signed on behalf of such party or (ii) evidence satisfactory to the Administrative Agent (which may include a facsimile transmission) that such party has signed a counterpart of this Agreement.

(b) The Administrative Agent shall have received a customary written opinion (addressed to the Administrative Agent and the Tranche 1 Incremental Term Lenders and dated the Tranche 1 Incremental Effective Date) of (i) Weil, Gotshal & Manges LLP, special counsel for Holdings, the Borrower and each other Loan Party, and (ii) Husch Blackwell LLP, special counsel in the State of Missouri for certain of the Loan Parties.

(c) The Administrative Agent shall have received (i) a certificate of each Loan Party, dated the Tranche 1 Incremental Effective Date and executed by a Responsible Officer of such Loan Party, which shall (A) certify that attached thereto is a true and complete copy of the resolutions or written consents of its governing body authorizing the execution, delivery and performance of this Agreement and, in the case of the Borrower, the incurrence of the Tranche 1 Incremental Term Loans hereunder, and that such resolutions or written consents have not been modified, rescinded or amended and are in full force and effect, (B) identify by name and title and bear the signatures of the Responsible Officers or authorized signatories of such Loan Party authorized to sign this Agreement (or confirm that the Responsible Officers identified on such certificate delivered on the Closing Date continue to be authorized to sign this Agreement) and (C) certify that attached thereto is a true and complete copy of the organizational documents of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party and a true and correct copy of its by-laws or operating, management, partnership or similar agreement (to the extent applicable) and that such documents or agreements have not been amended (except as otherwise attached) (or confirm that the copies of such organizational documents or agreements delivered on the Closing Date remain true and complete, and have not been amended, as of the Tranche 1 Incremental Effective Date), (ii) a certificate of good standing (or equivalent) from the relevant office in such Loan Party’s jurisdiction of organization (to the extent relevant, customary and available in the jurisdiction of organization of such Loan Party) dated the Tranche 1 Incremental Effective Date or a recent date prior thereto and (iii) a customary officer’s certificate dated the Tranche 1 Incremental Effective Date and executed by a Responsible Officer of Holdings and the Borrower, confirming the accuracy of the representations and warranties set forth in Section 3 of this Agreement.

(d) The Administrative Agent shall have received a solvency certificate dated as of the Tranche 1 Incremental Effective Date in substantially the form of Exhibit A hereto from a Financial Officer of the Borrower certifying as to the matters set forth therein as of the Tranche 1 Incremental Effective Date.

(e) The Administrative Agent shall have received (i) the fees required to be paid under any written agreements with the Tranche 1 Incremental Term Lenders and (ii) all expenses required to be paid by the Borrower in connection with this Agreement, in each case on or before the Tranche 1 Incremental Effective Date, in each case which amounts may be offset against the proceeds of the Tranche 1 Incremental Term Loans.

(f) No later than three Business Days in advance of the Tranche 1 Incremental Effective Date, the Administrative Agent shall have received all documentation and other information reasonably requested by it in writing at least five days in advance of the Tranche 1 Incremental Effective Date, which documentation or other information is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.

(g) The Administrative Agent shall have received a written Borrowing Request from the Borrower in respect of the Tranche 1 Incremental Term Loans complying with the requirements of Section 2.03 of the Credit Agreement not later than 5:00 p.m., New York City time, one Business Day before the Tranche 1 Incremental Effective Date (or such later time as the Administrative Agent may agree).

SECTION 5. Additional Collateral. The Borrower shall cause the Acquired Company to take all actions as may be required by the terms of the Credit Agreement and the applicable Collateral Documents, and within the time periods prescribed therein, to join the Acquired Company thereunder and to grant and perfect Liens to the Administrative Agent, for the benefit of the Secured Parties, in any property (subject to the limitations set forth in the Loan Documents), of the Acquired Company that constitutes Collateral, on such terms as are required pursuant to the terms of the Collateral Documents.

SECTION 6. Reaffirmation by the Loan Parties. Without limiting its obligations under or the provisions of the Credit Agreement, as amended by this Agreement, and the Collateral Documents, each Loan Party hereby (a) acknowledges that the terms “Obligations”, “Guaranteed Obligations” and “Secured Obligations” (and terms of similar import used in the Loan Documents) shall include the unpaid principal of, and accrued and unpaid interest on (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Tranche 1 Incremental Term Loans, (b) affirms and confirms its guaranty obligations under Article 10 of the Credit Agreement and its pledges, grants, indemnification obligations and other commitments and obligations under the Credit Agreement and each Collateral Document to which it is a party, in each case after giving effect to this Agreement and the incurrence of the Tranche 1 Incremental Loans contemplated hereby, (c) agrees that each Collateral Document to which it is a party and all guarantees, pledges, grants and other commitments and obligations thereunder and under the Credit Agreement shall continue to be in full force and effect following the effectiveness of this Agreement (and shall apply in all respects to the obligations of the Borrower in respect of the Tranche 1 Incremental Term Loans) and (d) confirms that all of the Liens and security interests created and arising under the Collateral Documents remain in full force and effect, and are not released or reduced, as collateral security for the Secured Obligations (including any such Secured Obligations in respect of the Tranche 1 Incremental Term Loans).

SECTION 7. Effect of Agreement. (a) Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, any Issuing Bank or any Lender under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(b) On and after the Tranche 1 Incremental Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document, shall be deemed to be a reference to the Credit Agreement as supplemented hereby. This Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 8. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission or other electronic imaging shall be as effective as delivery of a manually executed counterpart of this Agreement.

SECTION 9. Governing Law; Jurisdiction; Consent to Service of Process. (a) THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF ANY U.S. FEDERAL OR NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, IN THE CITY OF NEW YORK (OR ANY APPELLATE COURT THEREFROM) OVER ANY SUIT, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL (EXCEPT AS PERMITTED BELOW) BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, FEDERAL COURT. THE PARTIES HERETO AGREE THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY REGISTERED MAIL ADDRESSED TO SUCH PERSON SHALL BE EFFECTIVE SERVICE OF PROCESS AGAINST SUCH PERSON FOR ANY SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT. EACH PARTY HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH PARTY HERETO AGREES THAT THE ADMINISTRATIVE AGENT RETAINS THE RIGHT TO BRING PROCEEDINGS AGAINST ANY LOAN PARTY IN THE COURTS OF ANY OTHER JURISDICTION SOLELY IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER ANY COLLATERAL DOCUMENT.

(c) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY CLAIM OR DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION, SUIT OR PROCEEDING IN ANY SUCH COURT.

(d) TO THE EXTENT PERMITTED BY LAW, EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL) DIRECTED TO IT AT ITS ADDRESS FOR NOTICES AS PROVIDED FOR IN SECTION 9.01 OF THE CREDIT AGREEMENT. EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER THAT SERVICE OF PROCESS WAS INVALID AND INEFFECTIVE. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

SECTION 10. Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY SUIT, ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS

REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 11. Heading. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

AVSC HOLDING CORP.,

By:	/s/ J. Whitney Markowitz
Name: J. Whitney Markowitz
Title: Secretary

PSAV INTERMEDIATE CORP.,

By:	/s/ Bradley J. Gross
Name: Bradley J. Gross
Title: President and Secretary

[SIGNATURE PAGE TO INCREMENTAL FACILITY AGREEMENT]

AUDIOVISUAL SERVICES CORPORATION

AUDIO VISUAL SERVICES (NY) CORPORATION

VISUAL ACTION HOLDINGS INC.

AVSC INTELLECTUAL PROPERTY MANAGEMENT, INC.

AUDIO VISUAL SERVICES GROUP, INC.

MVP INTERNATIONAL INC.

AUDIO VISUALS INTERNATIONAL, INC.

CONFERENCE SYSTEMS, INC.

By:	/s/ J. Whitney Markowitz
	Name:	J. Whitney Markowitz
	Title:	Senior Vice President, General Counsel and Secretary

[SIGNATURE PAGE TO INCREMENTAL FACILITY AGREEMENT]

BARCLAYS BANK PLC, individually and as Administrative Agent,

by	/s/ Craig Malloy
Name: Craig Malloy
Title: Director

[SIGNATURE PAGE TO INCREMENTAL FACILITY AGREEMENT]

SIGNATURE PAGE TO

INCREMENTAL FACILITY AGREEMENT OF

PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

NEWSTAR LOAN FUNDING, LLC, as a Tranche 1 Incremental Term Lender
By: NewStar Financial, Inc., its Manager

By:	/s/ Jeffrey R. Greene
Name:	Jeffrey R. Greene
Title:	Managing Director

NEWSTAR COMMERCIAL LOAN FUNDING 2012-2 LLC, as a Tranche 1 Incremental Term Lender
By: NewStar Financial, Inc., its Designated Manager

By:	/s/ Jeffrey R. Greene
Name:	Jeffrey R. Greene
Title:	Managing Director

NEWSTAR COMMERCIAL LOAN FUNDING 2013-1 LLC, as a Tranche 1 Incremental Term Lender
By: NewStar Financial, Inc., its Designated Manager

By:	/s/ Jeffrey R. Greene
Name:	Jeffrey R. Greene
Title:	Managing Director

NEWSTAR COMMERCIAL LOAN FUNDING 2014-1 LLC, as a Tranche 1 Incremental Term Lender
By: NewStar Financial, Inc., its Designated Manager

By:	/s/ Jeffrey R. Greene
Name:	Jeffrey R. Greene
Title:	Managing Director

NEWSTAR CP FUNDING LLC, as a Tranche 1 Incremental Term Lender
By: NewStar Financial, Inc., its Designated Manager

By:	/s/ Jeffrey R. Greene
Name:	Jeffrey R. Greene
Title:	Managing Director

[Signature Page to Incremental Facility Agreement]

SIGNATURE PAGE TO

INCREMENTAL FACILITY AGREEMENT OF

PSAV INTERMEDIATE CORP. AND

AVSC HOLDING CORP.

NEWSTAR CLARENDON FUND CLO LLC, as a Tranche 1 Incremental Term Lender
By: NewStar Financial, Inc., its Designated Manager

By:	/s/ Jeffrey R. Greene
Name:	Jeffrey R. Greene
Title:	Managing Director

[Signature Page to Incremental Facility Agreement]

Schedule A

Tranche 1 Incremental Term Commitments

Lender	Tranche 1 Incremental Term Commitment
NEWSTAR LOAN FUNDING, LLC	$7,500,000.00
NEWSTAR COMMERCIAL LOAN FUNDING 2012-2 LLC	$500,000.00
NEWSTAR COMMERCIAL LOAN FUNDING 2013-1 LLC	$5,000,000.00
NEWSTAR COMMERCIAL LOAN FUNDING 2014-1 LLC	$500,000.00
NEWSTAR CP FUNDING LLC	$14,000,000.00
NEWSTAR CLARENDON FUND CLO LLC	$7,500,000.00

Total:	$35,000,000.00

EXHIBIT A

[FORM OF] SOLVENCY CERTIFICATE

January 16, 2015

This Solvency Certificate is being executed and delivered pursuant to Section 4(d) of the Tranche 1 Incremental Facility Agreement dated as of the date hereof (the “Incremental Facility Agreement”), by and among AVSC Holding Corp., a Delaware corporation (the “Borrower”), PSAV Intermediate Corp., a Delaware corporation, the Subsidiaries of the Borrower from time to time party thereto, the Tranche 1 Incremental Term Lenders and Barclays Bank PLC, as administrative agent and collateral agent. Terms defined in the Incremental Facility Agreement and not defined herein shall have the meanings given to them in the Incremental Facility Agreement.

The undersigned, a Financial Officer of the Borrower, in such capacity and not in an individual capacity, hereby certifies as follows:

1.	I am generally familiar with the businesses and assets of the Borrower and its Subsidiaries, taken as a whole, and am duly authorized to execute this Solvency Certificate on behalf of the Borrower pursuant to the Incremental Facility Agreement; and

2.	As of the date hereof and after giving effect to the incurrence of the indebtedness and obligations being incurred in connection with the Incremental Facility Agreement and the other transactions contemplated thereby, (i) the sum of the debt (including contingent liabilities) of the Borrower and its Subsidiaries, taken as a whole, does not exceed the fair value of the assets of the Borrower and its Subsidiaries, taken as a whole; (ii) the present fair saleable value of the assets of the Borrower and its Subsidiaries, taken as a whole, is not less than the amount that will be required to pay the probable liabilities (including contingent liabilities) of the Borrower and its Subsidiaries, taken as a whole, on their debts as they become absolute and matured; (iii) the capital of the Borrower and its Subsidiaries, taken as a whole, is not unreasonably small in relation to the business of the Borrower or its Subsidiaries, taken as a whole, contemplated as of the date hereof; and (iv) the Borrower and its Subsidiaries, taken as a whole, do not intend to incur, or believe that they will incur, debts (including current obligations and contingent liabilities) beyond their ability to pay such debts as they mature in the ordinary course of business. For the purposes hereof, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

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IN WITNESS WHEREOF, I have executed this Solvency Certificate on the date first written above.

AVSC HOLDING CORP.

By:
Name: [J. Michael McIlwain]
Title: Chief Financial Officer